UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 27, 2023
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36160	45-2433192
Delaware	333-256637-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices, and Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Brixmor Property Group Inc. Yes ☐ No ☑              Brixmor Operating Partnership LP Yes ☐ No ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brixmor Property Group Inc. ☐                     Brixmor Operating Partnership LP ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Executive Officer Promotions

On September 27, 2023, the Board of Directors (the “Board”) of Brixmor Property Group Inc. (the “Company”) promoted Angela M. Aman, currently the Company’s Executive Vice President, Chief Financial Officer and Treasurer, to the additional position of President and promoted Brian T. Finnegan, currently the Company’s Executive Vice President, Chief Revenue Officer, to the position of Senior Executive Vice President and Chief Operating Officer, each effective immediately. Ms. Aman, age 44, has served as the Company’s Executive Vice President, Chief Financial Officer and Treasurer since joining the Company in 2016. Mr. Finnegan, age 43, has served as the Company’s Executive Vice President, Chief Revenue Officer since February 2020, and has previously held a number of positions at the Company since 2006. James M. Taylor Jr., who previously served as Chief Executive Officer and President, will continue to serve as Chief Executive Officer.

Neither Ms. Aman nor Mr. Finnegan have any family relationship with any of the current officers or directors of the Company. There were no arrangements or understandings between Ms. Aman and any other person, or between Mr. Finnegan and any other person, pursuant to which Ms. Aman or Mr. Finnegan were promoted. Neither Ms. Aman nor Mr. Finnegan have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Employment Agreement Amendments

In connection with Ms. Aman and Mr. Finnegan’s promotions, on September 27, 2023, the Company entered into amendments to the employment agreements of each of Ms. Aman (the “Aman Amendment”) and Mr. Finnegan, (the “Finnegan Amendment” and, together with the Aman Amendment, the “Amendments”). The Amendments update each of Ms. Aman and Mr. Finnegan’s titles, extend the term of the agreements to September 30, 2026 and increase the minimum amounts for each officer’s base salary and annual equity compensation levels. The Finnegan Amendment also adjusts his annual cash bonus percentage and revises the terms of the non-competition provision. The foregoing summary of the Amendments is qualified in its entirety by each of the Amendments, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits
(d)     The following exhibits are attached to this Current Report on Form 8-K

10.1	Third Amendment to Employment Agreement, dated September 27, 2023, by and between Brixmor Property Group Inc. and Angela M. Aman

10.2	First Amendment to Employment Agreement, dated September 27, 2023, by and between Brixmor Property Group Inc. and Brian T. Finnegan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 29, 2023	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary LLC, its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary